EXHIBIT 99.1
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BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 5/31/03
Distribution Date: 6/25/03
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Balances
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                                                                                Initial       Period End
       Securitization Value                                              $1,547,538,089     $116,707,265
       Reserve Account                                                      $81,245,750      $99,383,054
       Class A-1 Notes                                                     $180,000,000               $0
       Class A-2 Notes                                                     $600,000,000               $0
       Class A-3 Notes                                                     $300,000,000               $0
       Class A-4 Notes                                                     $389,660,000      $38,829,176
       Subordinated Note                                                    $30,951,089      $30,951,089
       Class B Certificates                                                 $46,927,000      $46,927,000

Current Collection Period
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Beginning Securitization Value                                             $182,836,841
    Principal Reduction Amount                                              $66,129,576
Ending Securitization Value                                                $116,707,265

Calculation of Required 2000-A SUBI Collection Account Amount
          Collections
            Receipts of Monthly Payments                                     $2,936,591
            Sale Proceeds                                                   $26,183,721
            Termination Proceeds                                            $43,396,931
            Recovery Proceeds                                                $1,344,105
            Total Collections                                               $73,861,348

            Servicer Advances                                               $22,203,270
            Reimbursement of Previous Servicer Advances                    ($29,909,065)

            Release from Reserve Account                                     $1,164,071

       Required 2000-A SUBI Collection Account Amount                       $67,319,624

Servicer Advance Amounts
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       Beginning Period Unreimbursed Previous Servicer Advance              $57,460,463
       Current Period Monthly Payment Advance                                  $226,085
       Current Period Sales Proceeds Advance                                $21,977,185
       Current Reimbursement of Previous Servicer Advance                  ($29,909,065)
       Ending Period Unreimbursed Previous Servicer Advances                $49,754,668

Collection Account
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       Deposits to 2000-A SUBI Collection Account                           $67,319,624
       Withdrawals from 2000-A SUBI Collection Account
            Servicing Fees                                                     $152,364
            Note Distribution Account Deposit                                  $583,396
            Reserve Fund Deposit - Subordinated Noteholder Interest            $180,548
            Certificate Distribution Account Deposit                           $273,741
            Monthly Principal Distributable Amount                          $66,129,576
            Reserve Fund Deposit - Excess Collections                                $0
            Payments to Transferor                                                   $0
       Total Distributions from 2000-A SUBI Collection Account              $67,319,624

Note Distribution Account
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       Amount Deposited from the Collection Account                         $66,712,972
       Amount Deposited from the Reserve Account                                     $0
       Amount Paid to Noteholders                                           $66,712,972

Certificate Distribution Account
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       Amount Deposited from the Collection Account                            $273,741
       Amount Deposited from the Reserve Account                                     $0
       Amount Paid to Certificateholders                                       $273,741

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Distributions
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       Monthly Principal Distributable Amount                            Current Payment    Ending Balance     Per $1,000   Factor
       Class A-1 Notes                                                             $0                $0          $0.00       0.00%
       Class A-2 Notes                                                             $0                $0          $0.00       0.00%
       Class A-3 Notes                                                             $0                $0          $0.00       0.00%
       Class A-4 Notes                                                    $66,129,576       $38,829,176        $169.71       9.96%
       Subordinated Note                                                           $0       $30,951,089          $0.00     100.00%
       Class B Certificates                                                        $0       $46,927,000          $0.00     100.00%

       Interest Distributable Amount                                  Current Payment        Per $1,000
       Class A-1 Notes                                                             $0             $0.00
       Class A-2 Notes                                                             $0             $0.00
       Class A-3 Notes                                                             $0             $0.00
       Class A-4 Notes                                                       $583,396             $1.50
       Subordinated Note                                                     $180,548             $5.83
       Class B Certificates                                                  $273,741             $5.83

Carryover Shortfalls
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                                                                           Prior Period         Current Payment     Per $1,000
                                                                             Carryover
       Class A-1 Interest Carryover Shortfall                                      $0                $0               $0
       Class A-2 Interest Carryover Shortfall                                      $0                $0               $0
       Class A-3 Interest Carryover Shortfall                                      $0                $0               $0
       Class A-4 Interest Carryover Shortfall                                      $0                $0               $0
       Subordinated Note Interest Carryover Shortfall                              $0                $0               $0
       Certificate Interest Carryover Shortfall                                    $0                $0               $0

Reserve Account
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       Beginning Period Required Amount                                  $104,458,821
       Beginning Period Amount                                           $100,283,752
       Net Investment Earnings                                                $82,825
       Current Period Deposit                                                $180,548
       Reserve Fund Draw Amount                                            $1,164,071
       Release of Excess Funds                                                     $0
       Ending Period Required Amount                                     $104,458,821
       Ending Period Amount                                               $99,383,054

Residual Value Losses
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                                                                       Current Period                  Cumulative
       Net Sale Proceeds                                                  $69,072,876                $851,454,668
       Residual Values                                                    $74,681,595                $905,255,321
       Residual Value Losses                                               $5,608,719                 $53,800,653

Receivables Data
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       Beginning of Period Lease Balance                                 $203,633,757
       End of Period Lease Balance                                       $130,444,749

       Delinquencies Aging Profile - End of Period Lease Balance        Dollar Amount                  Percentage
            Current                                                      $119,768,443                      91.82%
            1-29 days                                                      $9,304,924                       7.13%
            30-59 days                                                     $1,106,718                       0.85%
            60-89 days                                                       $264,664                       0.20%
            90-119 days                                                            $0                       0.00%
            120+ days                                                              $0                       0.00%
            Total                                                        $130,444,749                     100.00%
            Delinquent Receivables +30 days past due                       $1,371,382                       1.05%

       Credit Losses                                                   Current Period                  Cumulative
            Liquidated Lease Balance                                         $614,843                 $18,938,356
            Liquidation Proceeds                                             $469,831                 $13,546,153
            Recovery Proceeds                                                 $19,273                    $627,094
            Net Credit Losses                                                $125,739                  $4,765,109

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NOTE:  Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.